UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 15, 2003

FIRST NILES FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	0-24849 (Commission File Number)	34-1870418 (IRS Employer Identification No.)
55 North Main Street, Niles, Ohio (Address of principal executive offices)	44446 (Zip Code)

Registrant's telephone number, including area code (330) 652-2539

__________________________________________________________ (Former name or former address, if changed since last report)

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ITEM 7.  Financial Statements and Exhibits.

        (c)  Exhibits:

             99.1 Press Release dated July 15, 2003.

ITEM 9.  Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12)

            On July 15, 2003, the Registrant issued its earnings release for the quarterly period ended June 30, 2003. The earnings release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

            This information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST NILES FINANCIAL, INC.

Date: July 17, 2003	By: /s/ Lawrence Safarek Lawrence Safarek Vice President and Treasurer

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EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release dated July 15, 2003

End.